FIRST
                                                                         CHARTER
                                                                        NATIONAL
                                                                            BANK

Account Number:        543736

                      MODIFICATION AND EXTENSION AGREEMENT

STATE OF NORTH CAROLINA

COUNTY OF:                                        Effective Date: June 02, 1997
          ----------------------                                  -------------

         This Modification and Extension Agreement is made and entered into,
this 2nd   day of June, 1997  by and between FIRST CHARTER NATIONAL BANK, a national banking corporation (hereinafter referred to as "BANK"); Hansen, Lind, Meyer, Inc. (hereinafter referred to as maker(s) or co-maker(s) on the Note described below individually and collectively as "BORROWER");
           the trustee or successor trustee under the Deed of Trust described below (hereinafter referred to as "TRUSTEE"); and Joseph M. Harris, Vernon B. Brannon, William J. Blalock the guarantor(s), endorser(s) or other obligor(s) (if any) on the Note described below, or the owner(s) other than the BORROWER (if any) of any property pledged to secure performance of BORROWER'S obligation to BANK (hereinafter referred to individually and collectively as "THIRD PARTY").

                                  WITNESSETH:

WHEREAS, BORROWER is indebted to BANK in the original principal sum of:

     Five Hundred Thousand Dollars and no/100 - - - - - - - - ($500,000.00)
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which Note has a current principal balance of:

     Five Hundred Thousand Dollars and no/100 - - - - - - - - ($500,000.00)
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as evidenced by a:

      [X]         Note dated  December 10, 1996, made payable to
                  First Charter National Bank

      [ ]         Note and Security Agreement dated           , which Note is
                  made payable

                  to

      [ ]         Note and Deed of Trust dated                , which Note is
                  made payable

                  to

                  and which Deed of Trust is recorded in Book     ,   Page     ,
                  in the                 County Registry and relates to the real
                  property described therein;

said Note, Note and Security Agreement, or Note and Deed of Trust. including any renewals, extensions, or modifications thereof being hereinafter referred to as "CONTRACT" and said CONTRACT being incorporated and made a part hereof by reference; and

      WHEREAS, BORROWER and BANK mutually desire to modify and amend the provisions of the CONTRACT in the manner hereinafter set forth, it being specifically understood that, except as herein modified and amended, the terms and provisions of the CONTRACT shall remain unchanged and continue in full force as therein written; and

      WHEREAS, THIRD PARTY. if different from BORROWER, and TRUSTEE have agreed to the terms of this modification;

      NOW, THEREFORE, by mutual agreement of the parties and in mutual consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that said CONTRACT by modified and amended to provide as follows:

INTEREST RATE

    [ ]  Interest will be paid at the rate of           % per annum. This rate
         will be effective the date this CONTRACT is executed.

    [ ] Interest will be paid at a variable rate of interest known as the "Contract Rate." This rate will be effective the date this CONTRACT is executed. BORROWER acknowledges that the Contract Rate may increase or decrease based on changes in the Prime Rate published by BANK.

         The Contract Rate will be the BANK'S Prime Rate plus       Percentage
         Points (the "Margin"). The initial Contract Rate is      %. The Minimum
         Contract Rate shall be       %, and the Maximum Contract Rate shall be
                %, provided that at no time shall the Contract Rate exceed the maximum interest rate allowed by law to be charged by BANK. Increases or decreases in the Contract Rate of interest will: [ ] increase or decrease the amount of each payment due thereafter; [ ] increase or decrease the final payment due. The Contract Rate will [ ] be the Prime Rate in effect on the last day of the preceding month, plus the Margin and changes in the Contract Rate during a month will take effect as of the first business day of the following month; OR [ ] change daily assuming there is a change in the Prime Rate; OR [ ] as often
                                    . The BANK'S Prime Rate is not intended or
         represented to be the lowest or most favorable rate of interest charged or offered by the BANK to its customers.

    [ ]  Other:

PRINCIPAL AND INTEREST PAYMENT TERMS:

    [ ]  Principal and Interest is payable in full at maturity on              ,
                            .

    [ ]  Payable in consecutive                   installments of: [ ]
         principal, or [ ] principal and interest, commencing on               ,
         19   ; and continuing on the same day of each calendar period
         thereafter, in equal payments of $          , with one final payment of
         all remaining principal principal and interest due on                 ,
                 .

    [X] Interest is payable monthly, commencing on June 30, 1997, and continuing on the same day of each calendar period thereafter, with one final payment of all remaining principal and interest due on May 30, 1998.

    [ ]  Other:

In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the BANK'S sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate. In no event shall the fixed payment amount be reduced below the original fixed payment amount specified above.

COLLATERAL:

Unless otherwise provided herein, it is expressly understood and agreed by the parties hereto that any and all collateral given as security to insure faithful performance by BORROWER and any THIRD PARTY of any and all obligations to BANK, however created, whether now existing or hereafter arising, shall remain as security for the previously described CONTRACT as modified hereby.

It is expressly understood and agreed by and between the parties hereto that any security agreement, deed of trust, chattel mortgage, trust receipt, assignment, contract or other writing granting BANK security for performance of any obligation to BANK is, to the extent inconsistent herewith, modified and changed to be consistent with the terms of this Modification and Extension Agreement.

    [X] If marked, the aforesaid CONTRACT, as herein modified, and the performance of any loan agreement between the parties shall be additionally secured by collateral hereinafter described, and a new security instrument shall be executed by the BORROWER and/or THIRD
         PARTY:

    Date:      June 02, 1997         Type of Agreement:      Security Agreement

    From:     Hansen , Lind, Meyer,

    Collateral:    Accounts Receivable

    Date:                            Type of Agreement:

    From:

    Collateral:

    [ ] If marked, the collateral hereinafter described shall be and hereby is deleted as security for payment of the aforesaid

    CONTRACT:

    However, it is understood and agreed that BANK shall not be required or obligated to take any further steps to release said collateral from any lien or security unless BANK determines, in its sole discretion, that it may do so without consequence to its secured position and relative priority in other collateral, and unless BORROWER bears the reasonable cost of such action.

    All presently existing and future accounts, accounts receivable, receivables, contracts, contract rights, book debts, general intangibles, checks, notes, drafts, instruments, chattel paper, documents, acceptances, choses in action and all other obligations for the payment of money created by the Debtor from the sale of inventory or delivery of services and further proceeds thereof.

If the CONTRACT being modified by this Agreement is signed by more than one person or entity, the modified CONTRACT shall be the joint and several obligation of all signers, and each provision of the CONTRACT as modified shall apply to each and all of the signers and to the property and liability of each and all of them.

This Modification and Extension Agreement shall bind and inure to the benefit of the successors in interest hereto, and it is expressly understood and agreed that this Agreement is a modification only and not a novation. The original obligation of the BORROWER, as evidenced by the above-described CONTRACT is not extinguished hereby. It is also understood and agreed that, except for the above-indicated modifications said CONTRACT, and/or any other loan documents or agreements and all singular terms and conditions thereof, shall be and remain in force and effect and that this Modification and Extension Agreement shall not release or affect the liability of any co-makers, guarantors, obligors, or endorsers of said CONTRACT. BORROWER specifically consents to the terms of this Modification and Extension Agreement and waives any objection thereto, and further affirms any obligation to BANK previously created. BANK expressly reserves all rights as to any party with right of recourse on the aforesaid CONTRACT.

      IN WITNESS WHEREOF, this instrument has been executed by the parties hereto and delivered on the day and year first above written.

Attest:                               FIRST CHARTER NATIONAL BANK

_______________________________       By: /s/ Illegible Signature
  ASSISTANT SECRETARY                     _______________________
                                                VICE PRESIDENT

(CORPORATE SEAL)                      BORROWER:

                                      ____________________________________(Seal)
                                              BORROWER - INDIVIDUAL

                                      ____________________________________(Seal)
                                              BORROWER - INDIVIDUAL

                                          Hansen, Lind, Meyer, Inc.
                                      ____________________________________(Seal)
                                                NAME OF CORPORATION

Attest:

___________________________     By: /s/ Vernon B. Brannon, Senior Vice President
 ASSlSTANT SECRETARY                ____________________________________________
                                                            TITLE

(CORPORATE SEAL)                By:
                                    ____________________________________________
                                                            TITLE

                                TRUSTEE:

                                    ______________________________________(Seal)

                                THIRD PARTY (GUARANTOR, ENDORSER, ETC.):

                                    ______________________________________(Seal)
                                    Joseph M. Harris

                                    ______________________________________(Seal)
                                    Vernon B. Blalock

                                    ______________________________________(Seal)
                                    William J. Blalock

                                    ______________________________________(Seal)